                                                                   EXHIBIT 10.32

===================================================================================================================================
                                                                    1. CONTRACT ID NO.                               PAGE OF PAGES
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                N01-HB-07148                                    1       5
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2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.         5. PROJECT NO. (If applicable)
          Three (3)                  See Block 16C.                      N/A
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6. ISSUED BY                  CODE                        7. ADMINISTERED BY (If other than Item 6)            CODE
                                   --------------                                                                   --------------
National Institutes of Health                             BDR Contracts Section, COB, DEA, NHLBI
National Heart, Lung, and Blood Institute                 AIIN: 268907148
6701 Rockledge Drive (RKL2), MSC 7902                     OMB No. 0990-0115
Bethesda, MD 20892-7902
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8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)     (X) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                ---
                                                                                    -----------------------------------------------
                                                                                    9B. DATED (SEE ITEM 13)
Gen-Probe, Inc.
10210 Genetic Center Drive                                                       --------------------------------------------------
San Diego, California 92121-4362                                                    10A. MODIFICATION OF CONTRACT/ORDER
                                                                                         NO.
                                                                                             N01-HB-07148
                                                                                (X) -----------------------------------------------
--------------------------------------------------------------------------------    10B. DATED (SEE ITEM 13)
CODE                                    FACILITY CODE                                        January 1, 2000
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                                        11. THIS ITEM APPLIES TO AMENDMENTS OF SOLICITATIONS
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[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                        [  ] is extended, [  ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. ACCOUNTING AND APPROPRIATION DATA (If required)
O.C. 25.55     Doc. No. 300N1HB07148A     DUNS 115337123     EIN: 1-33-0044608-A2
            C.A.N. 1-8424361                                                  FY '01 FUNDS OBLIGATED TO THIS MODIFICATION $170,000
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                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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[X]   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
----     ORDER NO. IN ITEM 10A.

 X    FAR 52.243-2 Changes - Cost  Reimbursement and FAR 1.602-1
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      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

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     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

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     D. OTHER (Specify type of modification and authority)

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E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office.
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: To provide an equitable adjustment allowing the contractor to develop and validate the inactivation method necessary in the production of noninfectious HBV controls and Calibrators for the Triplex Assay; to name a replacement for the Principal
Investigator; and to update Schedule Articles.

AMOUNT:        Previously Allotted                $4,652,739
               Allotted by this modification      $  170,000
               Amount to be obligated             $2,930,140
                                                  ----------
               CONTRACT TOTAL                     $7,752,879 (CHANGED)

CONTRACT TYPE: Cost-Reimbursement (Unchanged)     EXPIRATION DATE: December 31, 2002 (UNCHANGED)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
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15A. NAME AND TITLE OF SIGNER (Type or print)               16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

     H.L. Nordhoff    CEO                                        Patricia H. Davis, Chief BDRCS
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15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                         16C. DATE SIGNED

   /s/ H.L. NORDHOFF                         8-29-01        BY /s/ PATRICIA H. DAVIS                                 9/4/01
   ----------------------------------------                    ----------------------------------------
   (Signature of person authorized to sign)                    (Signature of Contracting Officer)
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NSN 7540-01-152-8070                                         30-105                                   STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                         PRESCRIBED BY GSA
                                                                                                                FAR (48 CFR) 53.243

Gen-Probe, Inc.
Contract NO1-HB-07148
Modification No. 3

THE GOVERNMENT AND THE CONTRACTOR MUTUALLY AGREE AS FOLLOWS:

1)    ARTICLE B.2. ESTIMATED COST, is hereby replaced as follows:

      "ARTICLE B.2. ESTIMATED COST

      a. This is a cost-sharing contract. The total estimated cost of performing the work under this contract is increased by $172,331, from $13,367,620 to $13,539,951. For further provisions regarding the specific cost-sharing arrangement, see ARTICLE B.4. ADVANCE UNDERSTANDINGS.

      b. For purpose of the clause of the General Clauses entitled LIMITATION OF FUNDS, the total estimated cost to the Government is increased by $170,000, from $7,582,879 to $7,752,879.

      c. Total funds currently available for payment and allotted to this contract is increased by $170,000, from $4,652,739 to $4,822,739.
            For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE 1.2. Authorized Substitutions of Clauses.

      d. It is estimated that the amount currently allotted will cover performance of the contract through November 30, 2001. The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

      e. Future increments to be allotted to this contract are estimated as follows:

               Period                           Amount
               12/01/01 - 12/31/02              $2,930,140"

2) ARTICLE B.4. ADVANCE UNDERSTANDINGS, paragraph c. is revised and replaced as follows:

      "c.   COST SHARING

            (1) This is a cost-sharing contract. Monies shall be provided for the total cost of performance from the National Institutes of Health, National Heart, Lung, and Blood Institute and Gen-Probe Incorporated.

Gen-Probe, Inc.
Contract N01-HB-07148
Modification No. 3

            (2) The Government shall provide monies in an amount not to exceed $7,752,879. The Contractor's share is estimated at $5,787,072 OR 42.7% of the total estimated cost set forth in ARTICLE B.2. ESTIMATED COST, paragraph a.

            (3) The Contractor shall maintain records of all contract costs (including costs claimed by the Contractor as being its share) and such records shall be subject to the Audit and Records clause of the General Clauses.

            (4) Costs contributed by the Contractor shall not be charged to the Government under any other contract, grant, or cooperative agreement (including allocation to other grants, contracts, or cooperative agreements as part of an independent research and development program). The Contractor shall report the organization's share of the costs on its invoices to the Government as referenced in ARTICLE B.4.d.(1)."

3) ARTICLE G.2. KEY PERSONNEL, is revised to replace "Richard Egan, Ph.D." with "Larry Mimms, Ph.D." as the Principal Investigator.

4) ARTICLE H.4. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH - is deleted in its entirety and replaced with the following:

      ARTICLE H.4. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

      a. Pursuant to Public Law(s) cited in paragraph b., below, NIH is prohibited from using appropriated funds to support human embryo research. Contract funds may not be used for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.208(a)(2) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term "human embryo or embryos" includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells. Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

      b.    Public Law and Section No.        Fiscal Year    Period Covered

Gen-Probe, Inc.
Contract N01-HB-07148
Modification No. 3

            P.L. 106-113 Section 510             2000        10/1/99 - 09/30/00
            P.L. 106-554 Section 510             2001        10/01/00 - 09/30/01

5) ARTICLE H.5. NEEDLE EXCHANGE - is deleted in its entirety and replaced with the following:

      ARTICLE H.5. NEEDLE EXCHANGE

      a. Pursuant to Public Law(s) cited in paragraph b., below, contract funds shall not be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

      b.    Public Law and Section No.        Fiscal Year    Period Covered

            P.L. 106-113 Section 505             2000        10/1/99 - 09/30/00
            P.L. 106-554 Section 505             2001        10/01/00 - 09/30/01

6) ARTICLE H.8. SALARY RATE LIMITATION LEGISLATION PROVISIONS, is deleted in its entirety and replaced with the following:

      ARTICLE H.8. SALARY RATE LIMITATION LEGISLATION PROVISIONS

      a. Pursuant to Public Law(s) cited in paragraph b., below, no NIH Fiscal Year funds may be used to pay the direct salary of an individual through this contract at a rate in excess of applicable amount shown for the fiscal year covered. Direct salary is exclusive of overhead, fringe benefits and general and administrative expenses. (also referred to as "indirect cost" or "facilities and administrative (F&A) costs"). Direct salary has the same meaning as the term "institutional base salary." An individual's direct salary (or institutional base salary) is the annual compensation that the contractor pays for an individual's appointment whether that individual's time is spent on research, teaching, patient care or other activities. Direct salary (or institutional base salary) excludes any income than an individual may be permitted to earn outside of duties to the contractor. The per year salary rate limit also applies to individuals proposed under subcontracts. It does not apply to fees paid for consultants. If this is a multiple year contract, it may be subject to unilateral modifications by the Government if an individual's salary rate exceeds any salary rate ceiling established in future DHHS appropriation acts.

Gen-Probe, Inc.
Contract N01-HB-07148
Modification No. 3

                                                             Dollar Amount of
      b.    Public Law No.      Fiscal Year                  Salary Limitation
            --------------      -----------                  -----------------

              106-113           2000 (10/1/99 - 12/31/99)    $136,900
                                2000 (01/l/00 - 9/30/00)     $141,300
              106-554           2001 (10/1/00 - 12/31/00)    $157,000
                                2001 (01/1/01 - 9/30/01)     $161,200

7) ARTICLE H.10. PRESS RELEASES - is deleted in its entirety and replaced with the following:

      ARTICLE H.10. PRESS RELEASES

      a. Pursuant to Public Law(s) cited in paragraph b., below, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and
            (3) the percentage and dollar amount of the total costs of the project or program that will be financed by non-governmental sources.

      b.    Public Law and Section No.        Fiscal Year    Period Covered

            P.L. 106-113 Section 507          2000          10/1/99 - 09/30/00
            P.L. 106-554 Section 507          2001          10/01/00 - 09/30/01